                                                                   EXHIBIT 32.1


                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Energy Transfer Partners, L.P. (the "Partnership") on Form 10-Q for the three months ended February 29, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ray C. Davis, Co-Chief Executive Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:


         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date:  April 14, 2004



                                                    /s/  Ray C. Davis
                                                    ---------------------------
                                                    Ray C. Davis
                                                    Co-Chief Executive Officer

*A signed original of this written statement required by 18 U.S.C. Section 1350 has been provided to and will be retained by Energy Transfer Partners, L.P.

                                                                   EXHIBIT 32.1


                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Energy Transfer Partners, L.P. (the "Partnership") on Form 10-Q for the three months ended February 29, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kelcy L. Warren, Co-Chief Executive Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:


         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date:  April 14, 2004



                                                 /s/  Kelcy L. Warren
                                                 ------------------------------
                                                 Kelcy L. Warren
                                                 Co-Chief Executive Officer

*A signed original of this written statement required by 18 U.S.C. Section 1350 has been provided to and will be retained by Energy Transfer Partners, L.P.